EXHIBIT 99.(B)
Florida Progress Corporation
INVESTOR NEWS
Analyst Contact:
Mark A. Myers, Manager, Investor Relations (813) 866-4245



Florida Progress reports 5.2% increase in earnings per share from continuing operations for the second quarter

ST. PETERSBURG, FL, July 18, 1996 -- Florida Progress Corporation (NYSE: FPC), parent of Florida Power Corporation, reported second-quarter earnings of $58.8 million, or 61 cents a share from continuing operations, compared with $55.2 million, or 58 cents a share, for the prior-year quarter.

In anticipation of the spin-off of Progress Credit Corporation, the company's lending, leasing and real estate business, Florida Progress recorded an after-tax charge in the second quarter of $25 million, or 26 cents per share, primarily to write down certain Progress Credit assets that will be sold. The company is reporting the results of Progress Credit as discontinued operations. The spin-off will allow Florida Progress management to be able to focus more attention on its core utility and coal and transportation businesses. Progress Credit will be launched as a well-capitalized business dedicated to seeking growth opportunities primarily in real estate development to maximize the value of its assets for shareholders.

Significant items influencing continuing operations for the second-quarter results:

     o Strong utility growth -- Retail customer growth of about 2 percent and megawatt-hour sales growth of 21 percent for wholesale business and 10 percent for industrial customers.

     o Continuing cost-control efforts at Florida Power -- The utility is on track toward maintaining its annual base O&M costs at the 1995 spending level.

     o Balance sheet cleanup-- Wrote off $12 million of utility assets for two oil-fired power plants that were shut down in early 1994.

     o Electric Fuels earnings jumped 26 percent -- Continued growth in marine operations and rail services.

Florida Power, the largest subsidiary of Florida Progress, earned $53.9 million, or 56 cents per share, on revenues of $588.7 million, compared with earnings of $50.6 million, or 53 cents per share, on revenues of $550.5 million in the second quarter of 1995.

Florida Power's customer growth is benefiting from a strong Florida economy. The utility added more than 10,300 new service connections during the quarter. New service connections are running at the highest annual rate since 1989.

The utility's wholesale kilowatt-hour sales were up sharply for the quarter due to weather-related customer demand. Industrial energy sales for the quarter increased primarily because of a 27 percent jump in sales to phosphate customers, largely due to the opening of new mining operations in Hardee county.

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- -Page 2-
Florida Progress Corporation
Investor News - Second Quarter Earnings

Continuing cost-control efforts allowed Florida Power to be in a position to strengthen its balance sheet by writing down $12 million of plant assets that are not expected to be used in repowering two oil-fired power plants -- Higgins and Turner -- that were placed in extended cold shut down in 1994.

Electric Fuels' earnings for the second quarter increased to $6.7 million, compared with $5.3 million a year ago. The earnings growth was attributed to improved results at both its marine and rail services operations, that offset weak results at its coal operations.

Electric Fuels' marine operations continues to benefit from strong customer demand to move coal, grain and other bulk commodities along the Ohio and lower Mississippi rivers and across the Gulf of Mexico.

Earnings from Electric Fuels' rail subsidiary, Progress Rail Services Corporation, improved as the company continues to expand its operations through acquisitions and internal expansion. Progress Rail Services has locations in 14 states and is one of the largest integrated processors and suppliers of railroad materials in the United States.

Electric Fuels' coal operations continued to be hurt by a depressed national coal market. Electric Fuels made some operational changes and brought in new leadership for its coal operations. Electric Fuels has developed a new business plan for its coal operations that is designed to improve its coal margins by improving productivity and quality control. The plan calls for increasing output from company-owned mines and directing production to higher-profit markets. Electric Fuels will further evaluate the market opportunities for each of its mining operations later this year as its five-year business plan is updated for review by the Board of Directors in December.

Mid-Continent Life Insurance's earnings for the second quarter were down $1 million compared with the same quarter in 1995. The insurance unit began selling a new insurance product that will become the company's core product. The company had expected, and previously reported, that lower earnings in 1996 were likely as the new product is introduced and marketed to customers.

Florida Progress is a Fortune 500 diversified utility holding company with assets of $5.6 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with about 1.3 million customers. Diversified operations include coal mining, marine operations, rail services and life insurance.



                                    - more -


FLORIDA PROGRESS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME                                                              Page 3
(In millions, except per share amounts)
                                          Three Months Ended    Six Months Ended    Twelve Months Ended
                                                June 30              June 30              June 30
                                          -------------------  -------------------  -------------------
(UNAUDITED)                                 1996      1995       1996      1995       1996      1995
                                          --------  --------   --------  --------   --------  --------
REVENUES:
  Electric utility                          $588.7    $550.5   $1,136.0  $1,066.4   $2,341.3  $2,146.4
  Diversified                                184.9     180.8      368.0     357.9      746.2     694.2
                                          --------- ---------  --------- ---------  --------- ---------
                                             773.6     731.3    1,504.0   1,424.3    3,087.5   2,840.6
EXPENSES:                                 --------- ---------  --------- ---------  --------- ---------
  Electric utility:
    Fuel used in generation                  114.3     113.1      228.8     191.7      470.8     405.0
    Purchased power                          137.7     107.5      260.6     210.8      490.5     368.7
    Deferred fuel                            (22.5)     (8.6)     (51.0)     (1.2)     (51.5)     16.7
    Other operation                           83.2      85.7      171.4     173.1      357.0     353.5
                                          --------- ---------  --------- ---------  --------- ---------
    Operation                                312.7     297.7      609.8     574.4    1,266.8   1,143.9
    Maintenance                               30.6      28.1       61.4      61.1      114.4     120.6
    Depreciation                              89.2      70.8      166.8     141.5      319.0     273.6
    Taxes other than income taxes             45.2      44.9       92.4      87.8      180.8     169.6
                                          --------- ---------  --------- ---------  --------- ---------
                                             477.7     441.5      930.4     864.8    1,881.0   1,707.7
                                          --------- ---------  --------- ---------  --------- ---------
  Diversified:
    Cost of sales                            154.3     155.0      309.4     304.2      629.8     594.5
    Other                                     16.6      13.9       32.0      28.2       62.7      55.6
                                          --------- ---------  --------- ---------  --------- ---------
                                             170.9     168.9      341.4     332.4      692.5     650.1
                                          --------- ---------  --------- ---------  --------- ---------
INCOME FROM OPERATIONS                       125.0     120.9      232.2     227.1      514.0     482.8
                                          --------- ---------  --------- ---------  --------- ---------
INTEREST EXPENSE AND OTHER:
  Interest expense                            34.2      35.3       68.8      71.2      137.0     141.6
  Allowance for funds used during
    construction                              (1.9)     (1.6)      (3.6)     (3.8)      (7.1)     (9.2)
  Preferred dividend requirements of
    Florida Power                              2.1       2.4        4.4       4.9        9.2      10.0
  Other expense (income)                      (1.4)     (2.6)      (4.7)     (5.4)      (9.2)     (2.9)
                                          --------- ---------  --------- ---------  --------- ---------
                                              33.0      33.5       64.9      66.9      129.9     139.5
                                          --------- ---------  --------- ---------  --------- ---------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                         92.0      87.4      167.3     160.2      384.1     343.3

  Income Taxes                                33.2      32.2       60.3      58.4      140.0     119.7
                                          --------- ---------  --------- ---------  --------- ---------
NET INCOME FROM CONTINUING OPERATIONS        $58.8     $55.2     $107.0    $101.8     $244.1    $223.6
DISCONTINUED OPERATIONS, NET
  OF INCOME TAXES                            (25.0)      -        (25.0)      -        (25.0)      -
                                          --------- ---------  --------- ---------  --------- ---------
NET INCOME                                   $33.8     $55.2      $82.0    $101.8     $219.1    $223.6
                                          ========= =========  ========= =========  ========= =========
AVERAGE SHARES OF COMMON STOCK
  OUTSTANDING                                 96.8      95.6       96.6      95.4       96.4      95.1
                                          ========= =========  ========= =========  ========= =========
EARNINGS PER AVERAGE COMMON SHARE
  CONTINUING OPERATIONS                      $ .61     $0.58      $1.11     $1.07      $2.53     $2.35
  DISCONTINUED OPERATIONS                   ($ .26)      -       ($ .26)      -       ($ .26)      -
                                          --------- ---------  --------- ---------  --------- ---------
                                             $ .35     $ .58      $ .85     $1.07      $2.27     $2.35
                                          ========= =========  ========= =========  ========= =========

Regarding these financial statements:
Current and prior periods reflect the recapitalization of the spin-off company, Progress Credit, and its associated treatment as discontinued operations.  These are interim statements. Reference should be made to Florida Progress Corporation's 1995 Annual Report to shareholders. Neither this report nor any statement contained herein is furnished in connection with the offering of securities or for the purpose of promoting or influencing the sale or purchase of securities.

FLORIDA PROGRESS CORPORATION
CONSOLIDATED BALANCE SHEETS                                           Page 4

                                                             (In millions)
                                                                June 30
                                                       -------------------------
(UNAUDITED)                                               1996         1995
                                                       -----------  -----------
ASSETS
PROPERTY, PLANT AND EQUIPMENT:
  Electric utility plant in service and held
    for future use                                        $5,892.2     $5,735.6
  Less - Accumulated depreciation                          2,276.4      2,094.8
         Accumulated decommissioning for nuclear plant       178.3        147.9
         Accumulated dismantlement for fossil plants         112.5         96.1
                                                         ----------   ----------
                                                           3,325.0      3,396.8
  Construction work in progress                              174.3        201.4
  Nuclear fuel, net of amortization of $352.6
    in 1996 and $335.8 in 1995                                64.0         40.7
                                                         ----------   ----------
        Net electric utility plant                         3,563.3      3,638.9
  Other property, net of depreciation of $164.7
    in 1996 and $148.7 in 1995                               310.4        290.7
                                                         ----------   ----------
                                                           3,873.7      3,929.6
                                                         ----------   ----------
CURRENT ASSETS:
  Cash and equivalents                                         8.8         10.0
  Accounts receivable, net                                   298.2        291.5
  Current portion of loans receivable                           .7           .5
  Inventories, primarily at average cost:
    Fuel                                                      77.6         88.8
    Utility materials and supplies                            96.7        111.9
    Diversified materials                                    129.8         69.4
  Underrecovery of fuel cost                                  57.6          8.4
  Other                                                       46.8         35.6
                                                         ----------   ----------
                                                             716.2        616.1
                                                         ----------   ----------
DISCONTINUED OPERATIONS:
     Advances to discontinued operations                     127.1        116.5
     Net assets of discontinued operations                   180.6        204.8
                                                         ----------   ----------
                                                             307.7        321.3
                                                         ----------   ----------
OTHER ASSETS:
  Investments:
    Loans receivable, net                                     30.7         27.8
    Marketable securities                                    195.1        169.2
    Nuclear plant decommissioning fund                       183.3        142.2
    Joint ventures and partnerships                           35.8         33.1
  Deferred insurance policy acquisition costs                115.0        100.5
  Other                                                      158.0        151.3
                                                         ----------   ----------
                                                             717.9        624.1
                                                         ----------   ----------
                                                          $5,615.5     $5,491.1
                                                         ==========   ==========

CAPITAL AND LIABILITIES
CAPITAL:
  Common stock equity                                     $2,073.0     $2,016.1
  Cumulative preferred stock of Florida Power                 58.5        143.5
  Long-term debt                                           1,687.0      1,788.1
                                                         ----------   ----------
                                                           3,818.5      3,947.7
                                                         ----------   ----------
CURRENT LIABILITIES:
  Accounts payable                                           186.9        156.4
  Customers' deposits                                         88.6         79.2
  Income taxes payable                                        26.1         17.6
  Accrued other taxes                                         53.8         47.5
  Accrued interest                                            46.0         47.0
  Other                                                       83.2         74.7
                                                         ----------   ----------
                                                             484.6        422.4
  Notes payable                                                -           41.1
  Current portion of long-term debt                          193.8         26.2
                                                         ----------   ----------
                                                             678.4        489.7
                                                         ----------   ----------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                                      490.5        509.2
  Unamortized investment tax credits                          97.5        105.8
  Insurance policy benefit reserves                          295.7        242.8
  Other postretirement benefit costs                          87.9         75.9
  Other                                                      147.0        120.0
                                                         ----------   ----------
                                                           1,118.6      1,053.7
                                                         ----------   ----------
                                                          $5,615.5     $5,491.1
                                                         ==========   ==========

    FLORIDA  PROGRESS  CORPORATION
    CONSOLIDATED STATEMENTS OF CASH FLOWS                                                                   Page 5

                                                                                 (In millions)
                                                       Three Months Ended    Six Months Ended    Twelve Months Ended
                                                             June 30              June 30              June 30
                                                       -------------------  -------------------  -------------------
    (UNAUDITED)                                          1996      1995       1996      1995       1996      1995
                                                       --------  --------   --------  --------   --------  --------

    OPERATING ACTIVITIES:
      Net income from continuing operations               $58.8     $55.2     $107.0    $101.8     $244.1    $223.6
      Adjustments for noncash items:
        Depreciation and amortization                      99.6      85.2      187.6     170.5      369.8     332.8
        Deferred income taxes and investment
         tax credits, net                                 (19.4)     (9.7)     (26.3)    (20.6)     (43.7)    (23.8)
        Increase in accrued other postretirement
         benefit costs                                      1.7       4.0        3.4       8.2       12.0      17.8
        Net change in deferred insurance policy
         acquisition costs                                 (6.4)     (3.3)      (8.6)     (8.6)     (14.5)    (11.1)
        Net change in insurance policy
         benefit reserves                                  17.9       9.5       30.7      20.3       52.9      35.9
        Changes in working capital, net of effects
         from acquisition or sale of businesses:
            Accounts receivable                            (3.0)    (43.0)       8.5     (31.5)      (4.5)    (30.7)
            Inventories                                   (34.5)    (11.4)     (31.5)    (18.0)     (42.6)    (13.8)
            Overrecovery (underrecovery) of fuel cost     (38.3)    (11.3)     (57.3)     (6.6)     (49.2)     23.5
            Accounts payable                               33.7       8.8       21.4       7.5       30.3      (5.2)
            Income taxes payable                          (17.8)    (24.3)      21.2       8.5        4.1       2.2
            Accrued other taxes                            18.0      18.4       38.2      32.9        6.3       4.7
            Other                                         (10.6)     18.9      (12.3)     10.1       15.9      30.0
        Other operating activities                         12.0       (.7)      23.1       6.2       24.2       3.5
                                                       --------- ---------  --------- ---------  --------- ---------
            Cash provided by continuing operations        111.7      96.3      305.1     280.7      605.1     589.4
                                                       --------- ---------  --------- ---------  --------- ---------
        Income (loss) from discontinued operations        (25.0)       -       (25.0)       -       (25.0)       -
        Adjustments for non-cash items, primarily
           loss provision                                  19.9       1.0        7.4       2.9      (13.1)      (.7)
                                                       --------- ---------  --------- ---------  --------- ---------
            Cash provided by (used for) discontinued
              operations                                   (5.1)      1.0      (17.6)      2.9      (38.1)      (.7)
                                                       --------- ---------  --------- ---------  --------- ---------
                                                          106.6      97.3      287.5     283.6      567.0     588.7
                                                       --------- ---------  --------- ---------  --------- ---------
    INVESTING ACTIVITIES:
      Property additions (including allowance for
        borrowed funds used during construction)          (64.7)    (75.6)    (135.4)   (147.2)    (319.6)   (355.9)
      Proceeds from sales of properties and businesses      2.8       2.8        6.1       6.3       12.9      10.3
      (Purchase of) proceeds from sale or collection
        of loans and securities                            (2.4)    (12.7)     (14.2)    (10.2)     (32.9)    (15.3)
      Acquisition of businesses                            (3.2)     (5.8)      (3.2)     (5.8)      (6.6)     (6.1)
      Distributions from (investments in) joint
        ventures and partnerships, net                     (1.2)     (1.6)      (1.2)     (2.3)      (2.9)     (5.1)
      Investing activities of discontinued operations       5.3      34.4       12.0      43.5       38.3      87.5
      Other investing activities                           (4.7)     (2.8)     (18.0)     (5.5)     (23.5)    (10.9)
                                                       --------- ---------  --------- ---------  --------- ---------
                                                          (68.1)    (61.3)    (153.9)   (121.2)    (334.3)   (295.5)
                                                       --------- ---------  --------- ---------  --------- ---------
    FINANCING ACTIVITIES:
      Issuance of long-term debt                             -         -          -         -          -        3.3
      Repayment of long-term debt                           (.6)    (19.2)      (2.1)    (20.8)     (27.0)    (86.3)
      Increase (decrease) in commercial paper with
        long-term support                                  87.4     (31.0)      46.7     (45.4)      93.1     (18.8)
      Redemption of preferred stock                       (80.9)       -       (80.9)       -       (85.9)     (5.0)
      Sale of common stock                                  9.3       9.6       18.6      19.0       38.0      39.1
      Dividends paid on common stock                      (50.0)    (48.3)     (99.7)    (96.4)    (196.7)   (191.8)
      Increase (decrease) in short-term debt                 -       41.1         -      (14.2)     (41.1)    (28.8)
      Financing activities of discontinued operations        -         -       (10.2)     (8.4)     (11.5)    (12.8)
      Other financing activities                            (.8)       -        (1.5)       -        (2.8)      (.9)
                                                       --------- ---------  --------- ---------  --------- ---------
                                                          (35.6)    (47.8)    (129.1)   (166.2)    (233.9)   (302.0)
                                                       --------- ---------  --------- ---------  --------- ---------
    NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS         2.9     (11.8)       4.5      (3.8)      (1.2)     (8.8)
       Beginning cash and equivalents                       5.9      21.8        4.3      13.8       10.0      18.8
                                                       --------- ---------  --------- ---------  --------- ---------
    ENDING CASH AND EQUIVALENTS                            $8.8     $10.0       $8.8     $10.0       $8.8     $10.0
                                                       ========= =========  ========= =========  ========= =========

Florida Progress Corporation
Selected Financial Information (Unaudited)                                                               Page 6

                                   Three Months Ended  Percent    Six Months Ended   Percent   Twelve Months Ended Percent
                                        June 30        Positive       June 30        Positive       June 30        Positive
                                     1996      1995   (Negative)   1996      1995   (Negative)   1996      1995   (Negative)
                                   --------  --------- --------- --------- --------- --------- --------- --------- ---------
Earnings Per Share:
 Florida Power Corporation             $.56      $.53       5.7     $1.00      $.96       4.2     $2.31     $2.13       8.5
                                   --------- ---------           --------- ---------           --------- ---------
 Electric Fuels Corporation             .07       .05      40.0       .14       .12      16.7       .27       .25       8.0
 Mid-Continent Life Insurance Co.       .01       .02     (50.0)      .02       .04     (50.0)      .04       .08     (50.0)
 Corporate and other                   (.03)     (.02)    (50.0)     (.05)     (.05)       -       (.09)     (.11)     18.2
                                   --------- ---------           --------- ---------           --------- ---------
 Diversified                            .05       .05        -        .11       .11        -        .22       .22        -
                                   --------- ---------           --------- ---------           --------- ---------
 Total Continuing Operations            .61       .58       5.2      1.11      1.07       3.7      2.53      2.35       7.7
 Discontinued Operations               (.26)       -                 (.26)       -                 (.26)       -
                                   --------- ---------           --------- ---------           --------- ---------
                                       $.35      $.58                $.85     $1.07               $2.27     $2.35
                                   ========= =========           ========= =========           ========= =========

Avg. shares outstanding (millions)     96.8      95.6       1.3      96.6      95.4       1.3      96.4      95.1       1.4

Dividends per share                   $.515     $.505       2.0     $1.03     $1.01       2.0     $2.04     $2.01       1.5

Book value per share:
  Florida Power Corporation                                                                      $18.35    $17.56       4.5
  Consolidated                                                                                   $21.37    $21.04       1.6

                                                                                                  June 30             June 30
                                        June 30                                                     1996                1995
                                     1996      1995                                           Amount   Percent    Amount  Percent
                                   --------- ---------                                   ----------------------------------------
Equity investments (percent):                                   Capitalization (in millions):
 Florida Power Corporation               87        87               Common stock               $2,073.0      51.7  $2,016.1  50.2
 Electric Fuels Corporation               9         9               Preferred stock                58.5       1.5     143.5   3.6
 Mid-Continent Life Insurance Co.         4         4               Long-term debt              1,687.0      42.0   1,788.1  44.5
                                   --------- ---------              Short-term capital            193.8       4.8      67.3   1.7
   Total                                100       100                                    ----------------------------------------
                                   ========= =========                Total                    $4,012.3     100.0  $4,015.0 100.0
                                                                                         ========================================


Note:  Current and prior periods reflect the recapitalization of the spin-off company, Progress Credit, and its associated treatment as discontinued operations.

    Florida Power Corporation
    Selected Statistical Data (Unaudited)                                                                    Page 7
    (In millions, except billing degree days)

                              Three Months Ended            Six Months Ended             Twelve Months Ended
                                   June 30       Percent        June 30        Percent        June 30        Percent
                                1996     1995    Change      1996      1995    Change      1996      1995    Change
                               -------  -------  -------   -------   -------   -------   -------   -------   -------
    Revenues:
      Residential               $297.1   $301.2     (1.4)    $625.6    $584.9      7.0   $1,293.4  $1,187.3      8.9
      Commercial                 131.7    130.1      1.2      246.8     239.5      3.0      522.6     498.2      4.9
      Industrial                  51.9     48.4      7.2       99.7      91.5      9.0      197.5     180.9      9.2
      Other retail sales          30.8     29.8      3.4       57.8      55.1      4.9      119.2     112.8      5.7
                              ------------------          --------------------          --------------------
                                 511.5    509.5      0.4    1,029.9     971.0      6.1    2,132.7   1,979.2      7.8
      Sales for resale            37.1     28.8     28.8       80.1      54.8     46.2      174.9     126.0     38.8
                              ------------------          --------------------          --------------------
                                 548.6    538.3      1.9    1,110.0   1,025.8      8.2    2,307.6   2,105.2      9.6
      Other electric revenues     24.3      9.5    155.8       19.7      35.3    (44.2)      35.9      48.2    (25.5)
      Deferred fuel               15.8      2.7       -         6.3       5.3     18.9       (2.2)     (7.0)      -
                              ------------------          --------------------          --------------------
          Total                 $588.7   $550.5      6.9   $1,136.0  $1,066.4      6.5   $2,341.3  $2,146.4      9.1
                              ==================          ====================          ====================
    Kilowatt-hour sales billed:
      Residential              3,541.1  3,589.2     (1.3)   7,460.6   6,909.6      8.0   15,489.0  14,207.6      9.0
      Commercial               2,215.3  2,211.9       .2    4,104.2   3,982.1      3.1    8,734.2   8,385.5      4.2
      Industrial               1,099.8  1,001.5      9.8    2,100.7   1,862.0     12.8    4,103.1   3,682.4     11.4
      Other retail sales         558.2    539.6      3.4    1,039.0     982.7      5.7    2,141.3   2,031.7      5.4
                              ------------------          --------------------          --------------------
                               7,414.4  7,342.2      1.0   14,704.5  13,736.4      7.0   30,467.6  28,307.2      7.6
      Sales for resale           529.1    436.9     21.1    1,281.7     879.2     45.8    3,305.6   2,277.8     45.1
                              ------------------          --------------------          --------------------
          Total electric sales 7,943.5  7,779.1      2.1   15,986.2  14,615.6      9.4   33,773.2  30,585.0     10.4
                              ==================          ====================          ====================

    System Requirements (KWH)    8,578    8,585      (.1)    16,808    15,798      6.4     34,677    31,805      9.0

    Retail KWH Sales
      (Billed & Unbilled)        7,585    7,554       .4     14,803    13,968      6.0     30,580    28,184      8.5

   Billing Degree Days:
      Cooling                      819      884     (7.4)       819       884     (7.4)     3,864     3,464     11.5
      Heating                      108       16       -         761       480     58.5        882       512     72.3

    Note:
    Total revenues include billed revenues and unbilled revenues that are accrued for accounting purposes.
    Statistics for total kilowatt-hour sales include only billed kilowatt-hour sales. The statistic for retail KWH sales includes both billed and unbilled sales. Beginning in 1995, Florida Power was ordered by state regulators to conduct a three-year test for residential revenue decoupling. Under the plan, abnormal weather variances will no longer impact earnings with respect to residential revenues.

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